Exhibit 10.1
COMMON STOCK PURCHASE AGREEMENT
BY AND AMONG
ENDEAVOUR INTERNATIONAL CORPORATION
AND
THE PURCHASERS NAMED HEREIN

COMMON STOCK PURCHASE AGREEMENT
     THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of February 4, 2010, is made and entered by and among ENDEAVOUR INTERNATIONAL CORPORATION, a Nevada corporation (“Endeavour”), and each of the purchasers named in Schedule 2.01 to this Agreement (each such purchaser a “Purchaser” and, collectively, the “Purchasers”).
     WHEREAS, Endeavour desires to finance a portion of its 2010 capital budget through the sale of an aggregate of 23,457,779 shares of Common Stock, and the Purchasers desire to purchase severally an aggregate of 23,457,779 shares of Common Stock from Endeavour, each in accordance with the provisions of this Agreement;
     WHEREAS, Endeavour has received from each Purchaser a commitment to keep confidential all non-public information relating to this Agreement and/or Endeavour’s business, and each Purchaser acknowledges that he has been given full access to the Endeavour SEC Documents and has been provided a reasonable opportunity to ask questions and receive answers from Representatives of Endeavour regarding such matters; and
     WHEREAS, Endeavour has agreed to provide the Purchasers with certain registration rights with respect to the Purchased Common Stock acquired pursuant to this Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Endeavour and each of the Purchasers, severally and not jointly, hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
     “8-K Filing” shall have the meaning specified in Section 5.02.
     “Action” against a Person means any lawsuit, action, proceeding, investigation or complaint before any Governmental Authority, mediator or arbitrator.
     “Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
     “Agreement” shall have the meaning specified in the introductory paragraph.

     “Basic Documents” means, collectively, this Agreement, the Registration Rights Agreement and any and all other agreements or instruments executed and delivered by the Parties to evidence the execution, delivery and performance of this Agreement, and any amendments, supplements, continuations or modifications thereto.
     “Board of Directors” means the board of directors of Endeavour.
     “Business Day” means any day other than a Saturday, a Sunday, or a legal holiday for commercial banks in Houston, Texas or New York, New York.
     “Closing” means the consummation of the purchase and sale of the Purchased Common Stock hereunder, which shall take place on the Closing Date.
     “Closing Date” means the date specified in the introductory paragraph of this Agreement.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Commission” means the United States Securities and Exchange Commission.
     “Commitment Amount” means the dollar amount set forth opposite each Purchaser’s name on Schedule 2.01 to this Agreement under the heading “Gross Proceeds to Issuer”.
     “Common Stock Price” shall have the meaning specified in Section 2.01(b).
     “Common Stockholders” means the common stockholders of Endeavour.
     “Common Stock” means the common stock, par value $0.001 per share, of Endeavour.
     “Endeavour” shall have the meaning specified in the introductory paragraph.
     “Endeavour Financial Statements” shall have the meaning specified in Section 3.03.
     “Endeavour Material Adverse Effect” means any material and adverse effect on (i) the assets, liabilities, financial condition, business, prospects, results of operations, or affairs of Endeavour and its Subsidiaries, taken as a whole, measured against those assets, liabilities, financial condition, business, prospects, results of operations, or affairs reflected in the Endeavour SEC Documents, other than those occurring as a result of general economic or financial conditions or other developments that are not unique to and do not have a material disproportionate impact on Endeavour and its Subsidiaries but also affect other Persons who participate in or are engaged in the lines of business of which Endeavour and its Subsidiaries participate or are engaged, (ii) the ability of Endeavour and its Subsidiaries, taken as a whole, to carry out their business as of the date of this Agreement or to meet their obligations under the Basic Documents on a timely basis or (iii) the ability of Endeavour to consummate the transactions under any Basic Document.
     “Endeavour Financial Statements” shall have the meaning specified in Section 3.03.
     “Endeavour Related Parties” shall have the meaning specified in Section 6.02.

     “Endeavour SEC Documents” shall have the meaning specified in Section 3.03.
     “Environmental Law” shall have the meaning specified in Section 3.17(c).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “GAAP” means generally accepted accounting principles in the United States of America as of the date hereof; provided that for the Endeavour Financial Statements prepared as of a certain date, GAAP referenced herein shall be GAAP as of the date of such Endeavour Financial Statements.
     “Governmental Authority” shall include the country, state, county, city and political subdivisions in which any Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authorities that exercise valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, Endeavour, its Subsidiaries or any of their Property or any of the Purchasers.
     “Indemnified Party” shall have the meaning specified in Section 6.03.
     “Indemnifying Party” shall have the meaning specified in Section 6.03.
     “Law” or “Laws” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law (including common law), rule or regulation.
     “Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt, a lease, consignment or bailment for security purposes, preference or priority, assessment, deed of trust, charge, easement, servitude or other encumbrance.
     “Organizational Documents” means the certificate or articles of incorporation and bylaws of Endeavour.
     “Party” or “Parties” means Endeavour and the Purchasers, individually or collectively, as the case may be.
     “Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
     “Placement Agent” means Madison Williams and Company LLC.

     “Placement Agent Fees” means the fees that Endeavour is obligated to pay to the Placement Agent in connection with the closing of certain transactions contemplated by this Agreement.
     “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
     “Purchase Price” means the aggregate of each Purchaser’s Commitment Amount set forth opposite the Purchaser’s name on Schedule 2.01 to this Agreement under the heading “Gross Proceeds to Issuer”.
     “Purchased Common Stock” means the Common Stock to be issued and sold to the Purchasers pursuant to this Agreement.
     “Purchaser” shall have the meaning specified in the introductory paragraph.
     “Purchaser Material Adverse Effect” means any material and adverse effect on (i) the ability of a Purchaser to meet its obligations under the Basic Documents on a timely basis or (ii) the ability of a Purchaser to consummate the transactions under any Basic Document.
     “Purchaser Related Parties” shall have the meaning specified in Section 6.01.
     “Purchasers” shall have the meaning specified in the introductory paragraph.
     “Registration Rights Agreement” means the Registration Rights Agreement, in the form attached to this Agreement as Exhibit A, to be entered into at the Closing, among Endeavour and the Purchasers.
     “Representatives” of any Person means the officers, members, managers, directors, employees, agents and other representatives of such Person.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
     “Significant Subsidiary” means each significant subsidiary within the meaning of Regulation S-X.
     “Subsidiary” means, as to any Person, any corporation or other entity (i) of which a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries, or (ii) which such Person consolidates for accounting purposes.
     “Transfer Agent” means StockTrans, Inc. in its capacity as transfer agent for the Common Stock.
     Section 1.02. Accounting Procedures and Interpretation. Unless otherwise specified in this Agreement, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters under this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Purchasers under this Agreement shall be prepared, in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited statements, as permitted by Form 10-Q promulgated by the Commission) and in compliance as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.
ARTICLE II
SALE AND PURCHASE
     Section 2.01. Sale and Purchase. Subject to the terms and conditions of this Agreement, at the Closing, Endeavour hereby issues and sells to each Purchaser, and each Purchaser hereby purchases, severally and not jointly, from Endeavour, the dollar amount of Purchased Common Stock set forth opposite its name under the column entitled “Gross Proceeds to Issuer” on Schedule 2.01 hereto. Each Purchaser shall pay Endeavour the Common Stock Price for each share of Purchased Common Stock as set forth in Section 2.01(b). The respective obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The failure or waiver of performance under this Agreement by any Purchaser, or on its behalf, does not excuse performance by any other Purchaser. Nothing contained herein or in any other Basic Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by any Basic Document. Except as otherwise provided in this Agreement or the other Basic Documents, each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Basic Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
          (a) Common Stock. The number of shares of Purchased Common Stock issued and sold to each Purchaser shall be equal to the amount next to such Purchaser’s name under the column entitled “Common Stock” on Schedule 2.01. The Purchased Common Stock shall have those rights, preferences, privileges and restrictions governing the Common Stock as set forth in the Organizational Documents. The Purchased Common Stock shall initially bear the legend set forth in Section 4.08.

          (b) Consideration. The amount per share of Common Stock each Purchaser will pay to Endeavour to purchase the Purchased Common Stock (the “Common Stock Price”) shall be the price listed on Schedule 2.01.
     Section 2.02. Actions by Endeavour. Concurrently with the execution of this Agreement, Endeavour will deliver or cause to be delivered to each Purchaser:
          (a) the Purchased Common Stock through the delivery of certificates (bearing the legend set forth in Section 4.08) or book-entry shares evidencing such Purchased Common Stock at the Closing, all free and clear of any Liens, encumbrances or interests of any other party; provided that Endeavour may initially deliver PDF or facsimile copies of the certificates at the Closing, and if Endeavour does so, it shall deliver the physical certificates as soon as practicable after the Closing;
          (b) the Registration Rights Agreement in the form attached to this Agreement as Exhibit A, which shall have been duly executed by Endeavour;
          (c) a certificate of the Secretary of Endeavour dated as of the date of this Agreement in the form attached to this Agreement as Exhibit B; and
          (d) a certificate dated as of a recent date of the Secretary of State of the State of Nevada with respect to the due organization and good standing in the State of Nevada of Endeavour.
     Section 2.03. Actions by each Purchaser. Concurrently with the execution of this Agreement, each Purchaser will deliver or cause to be delivered to Endeavour:
          (a) the Commitment Amount; and
          (b) the Registration Rights Agreement in the form attached to this Agreement as Exhibit A, which shall have been duly executed by such Purchaser.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF ENDEAVOUR
     Endeavour represents and warrants to the Purchasers, on and as of the date of this Agreement, as follows:
     Section 3.01. Corporate Existence. Endeavour: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to carry on its business as now conducted, and to own, lease, use and operate its properties and other assets as now owned, leased, used or operated, and has all material governmental licenses, authorizations, consents and approvals, necessary to own, lease, use and operate its properties and carry on its business as its business is now being conducted as described in the Endeavour SEC Documents, except where the failure to obtain such licenses, authorizations, consents and approvals would not have or would not reasonably be expected to have an Endeavour Material Adverse Effect; and (ii) is duly qualified, in good standing and authorized to do business in all jurisdictions in which the nature of the business conducted by it makes such qualifications necessary, except where failure so to qualify would not have or would not reasonably be expected to have an Endeavour Material Adverse Effect. Each of Endeavour’s Significant Subsidiaries (i) has been duly organized or formed, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of organization or formation, as applicable, each with all requisite power and authority to carry on its business as now conducted, and to own, lease, use and operate its properties and other assets as now owned, leased, used or operated, and has all material governmental licenses, authorizations, consents and approvals, necessary to own, lease, use and operate its properties and carry on its business as its business is now being conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not have or would not reasonably be expected to have an Endeavour Material Adverse Effect; and (ii) is duly qualified, in good standing and authorized to do business in all jurisdictions in which the nature of the business conducted by it makes such qualifications necessary, except where failure so to qualify would not have or would not reasonably be expected to have an Endeavour Material Adverse Effect.
     Section 3.02. Capitalization and Valid Issuance of Purchased Common Stock.
          (a) As of the date of this Agreement and prior to the issuance and sale of the Purchased Common Stock, the issued and outstanding shares of Common Stock of Endeavour consisted of 134,208,866 shares. All of the outstanding shares of Common Stock have been duly authorized and validly issued in accordance with applicable Law and the Organizational Documents and are fully paid and non-assessable.
          (b) Other than Endeavour’s existing 2004 Incentive Plan and 2007 Incentive Plan, Endeavour has no equity compensation plans that contemplate the issuance of Common Stock (or securities convertible into, exercisable for or exchangeable for Common Stock). Other than Endeavour’s outstanding shares of Series B Preferred Stock, Series C Convertible Preferred Stock, its 6% Convertible Senior Notes due 2012, its 11.5% Convertible Bonds due 2014, its 90,000 outstanding warrants to purchase Common Stock and its 850,000 outstanding inducement options to purchase Common Stock at a weighted-average exercise price of $1.43 per share, Endeavour has no outstanding indebtedness or other securities having the right to vote (or convertible into or exercisable or exchangeable for securities having the right to vote) on any matters on which the Common Stockholders may vote. Except as set forth in the first two sentences of this Section 3.02(b) or as contemplated by this Agreement, there are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls, rights of first refusal or other rights, convertible or exchangeable securities, agreements, claims or commitments of any character obligating Endeavour or any of its Subsidiaries to issue, transfer or sell any equity interests in Endeavour or any of its Subsidiaries or securities convertible into or exchangeable for such equity interests, (ii) obligations of Endeavour or any of its Subsidiaries to repurchase, redeem or otherwise acquire any equity interests in Endeavour or any of its Subsidiaries or any such securities or agreements listed in clause (i) of this sentence or (iii) proxy agreements or voting trusts or similar agreements to which Endeavour or any of its Subsidiaries is a party with respect to the voting of the equity interests of Endeavour or any of its Subsidiaries.

          (c) (i) All of the issued and outstanding equity interests of each of Endeavour’s Subsidiaries are owned, directly or indirectly, by Endeavour free and clear of any Liens (except for such restrictions as may exist under applicable Law and except for such Liens as may be imposed under Endeavour’s or Endeavour’s Subsidiaries’ credit facilities filed as exhibits to the Endeavour SEC Documents), and all such ownership interests have been duly authorized and validly issued and are fully paid (to the extent required by the organizational documents of Endeavour’s Subsidiaries, as applicable) and non-assessable (except as non-assessability may be affected by the organizational documents of Endeavour’s Subsidiaries) and free of preemptive rights, with no personal liability attaching to the ownership thereof, and (ii) except as disclosed in the Endeavour SEC Documents, neither Endeavour nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or other investment in any other Person.
          (d) The offer and sale of the Purchased Common Stock will be duly authorized by Endeavour pursuant to the Organizational Documents and when issued and delivered to the Purchasers against payment therefor in accordance with the terms of this Agreement, the Purchased Common Stock will be validly issued, fully paid and non-assessable and will be free of any and all Liens and restrictions on transfer, other than restrictions on transfer under the Registration Rights Agreement and applicable state and federal securities Laws and other than such Liens as are created by the Purchasers.
          (e) The Purchased Common Stock will be issued in compliance with all, and will not contravene any, applicable rules and regulations of the NYSE Amex. As of the date of this Agreement, Endeavour has submitted to the NYSE Amex a “Notification Form: Listing of Additional Common Stock” and supporting documentation, if required, with respect to the Purchased Common Stock. Endeavour’s currently outstanding Common Stock is quoted on the NYSE Amex and the London Stock Exchange, and Endeavour has not received any notice of delisting.
     Section 3.03. Endeavour SEC Documents. Endeavour has filed with the Commission all forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act (all such documents filed on or prior to the date of this Agreement, collectively, the “Endeavour SEC Documents”). The Endeavour SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Endeavour Financial Statements”), at the time filed (in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequently filed Endeavour SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (iv) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position and status of the business of Endeavour as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to Endeavour and has not resigned or been dismissed as independent registered public accountants of Endeavour as a result of or in connection with any disagreement with Endeavour on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
     Section 3.04. No Material Adverse Change. Except as set forth in the Endeavour SEC Documents, since the date of Endeavour’s most recent Form 10-Q filing with the Commission, Endeavour and its Subsidiaries have conducted their business in the ordinary course, consistent with past practice, and there has been no (i) change, event, occurrence, effect, fact, circumstance or condition that has had or would reasonably be expected to have an Endeavour Material Adverse Effect, (ii) acquisition or disposition of any material asset by Endeavour or any of its Subsidiaries or any contract or arrangement therefor, otherwise than for fair value in the ordinary course of business, (iii) material change in Endeavour’s accounting principles, practices or methods or (iv) incurrence of material indebtedness. Since the date of Endeavour’s most recent Form 10-Q filing with the Commission, Endeavour has filed with the Commission all reports required by the Securities Act or the Exchange Act on a timely basis.
     Section 3.05. Litigation. Except as set forth in the Endeavour SEC Documents, there is no Action pending or, to the knowledge of Endeavour, contemplated or threatened against Endeavour or any of its Subsidiaries or any of their respective officers, directors or Properties, which (individually or in the aggregate) has or would reasonably be expected to have an Endeavour Material Adverse Effect, or which challenges the validity of the Basic Documents or the right of Endeavour to enter into any of the Basic Documents or to consummate the transactions contemplated thereby.
     Section 3.06. No Breach. The execution, delivery and performance by Endeavour of the Basic Documents to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Basic Documents, and compliance by Endeavour with the terms and provisions hereof and thereof, do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to Endeavour or any of its Subsidiaries or any of their respective Properties, (b) conflict with or result in a violation or breach of any provision of the Organizational Documents or any organizational documents of any of Endeavour’s Subsidiaries, (c) require any consent, approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any note, bond, mortgage, license, or loan or credit agreement to which Endeavour or any of its Subsidiaries is a party or by which Endeavour or any of its Subsidiaries or any of their respective Properties may be bound or (ii) any other agreement, instrument or obligation, or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by Endeavour or any of its Subsidiaries, except in the cases of clauses (a) and (c) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.06 would not, individually or in the aggregate, have or reasonably be expected to have an Endeavour Material Adverse Effect.

     Section 3.07. Authority. Endeavour has all necessary corporate power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by Endeavour of each of the Basic Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary action on its part; and the Basic Documents constitute the legal, valid and binding obligations of Endeavour, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar Laws affecting creditors’ rights generally or by general principles of equity. No approval from the holders of Common Stock is required in connection with Endeavour’s issuance and sale of the Purchased Common Stock to the Purchasers.
     Section 3.08. Approvals. Except as contemplated by this Agreement or as required by the Commission in connection with Endeavour’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by Endeavour of any of the Basic Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not, individually or in the aggregate, have or reasonably be expected to have an Endeavour Material Adverse Effect.
     Section 3.09. Investment Company Status. Endeavour is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     Section 3.10. Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the sale and issuance of the Purchased Common Stock pursuant to this Agreement are exempt from the registration requirements of the Securities Act, and neither Endeavour nor any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.
     Section 3.11. Certain Fees. Except for any Placement Agent Fees and any other fees paid to Smedvig Capital Limited, no fees or commissions will be payable by Endeavour to brokers, finders or investment bankers with respect to the sale of any of the Purchased Common Stock or the consummation of the transactions contemplated by this Agreement. The Purchasers shall not be liable for any such fees or commissions. Endeavour agrees that it will indemnify and hold harmless each Purchaser from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or other similar fees or commissions incurred by Endeavour or alleged to have been incurred by Endeavour in connection with the sale of the Purchased Common Stock or the consummation of the transactions contemplated by this Agreement.
     Section 3.12. No Side Agreements. Except for the Registration Rights Agreement and any confidentiality agreements entered into by and between each of the Purchasers and Endeavour, there are no other agreements by, among or between Endeavour or its Affiliates, on the one hand, and any of the Purchasers or their Affiliates, on the other hand, with respect to the transactions contemplated hereby nor promises or inducements for future transactions between or among any of such parties.
     Section 3.13. Internal Accounting Controls. Except as disclosed in the Endeavour SEC Documents, Endeavour and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Endeavour is not aware of any failures of such internal accounting controls nor is it aware of any fraud, whether material or not, that involves management or other employees who have a role in Endeavour’s internal accounting controls.
     Section 3.14. Insurance. Endeavour and its Subsidiaries are insured against such losses and risks and in such amounts and with such deductibles as Endeavour believes in its reasonable discretion to be prudent and customary for its businesses.
     Section 3.15. Acknowledgment Regarding Purchase of Purchased Common Stock. Endeavour acknowledges and agrees that (i) each of the Purchasers is participating in the transactions contemplated by this Agreement and the other Basic Documents at Endeavour’s request and Endeavour has concluded that such participation is in Endeavour’s best interest and is consistent with Endeavour’s objectives and (ii) each of the Purchasers is acting solely in the capacity of an arm’s length purchaser. Endeavour further acknowledges that no Purchaser is acting or has acted as an advisor, agent or fiduciary of Endeavour (or in any similar capacity) with respect to this Agreement or the other Basic Documents and any advice given by any Purchaser or any of its respective Representatives in connection with this Agreement or the other Basic Documents is merely incidental to the Purchasers’ purchase of Purchased Common Stock. Endeavour further represents to each Purchaser that Endeavour’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by Endeavour and its Representatives.
     Section 3.16. Taxes. Each of Endeavour and its Subsidiaries has filed all tax returns required to have been filed and paid all taxes shown thereon to be due, except those for which extensions have been obtained and except those which are being contested in good faith and by appropriate proceedings and in respect of which adequate reserves with respect thereto are maintained in accordance with GAAP.
     Section 3.17. Compliance with Laws; Permits; Environmental Laws.
          (a) Endeavour and each of its Subsidiaries is in compliance in all material respects with all Laws applicable to its business, operations or assets. Neither Endeavour nor any of its Subsidiaries has received any notice of or been charged with any material violation of any Laws, except where any such violations (i) would not reasonably be expected to have, individually or in the aggregate, more than a de minimis effect on the business or operations of Endeavour or (ii) have been disclosed in Endeavour SEC Documents. To the knowledge of

Endeavour, neither Endeavour nor any of its Subsidiaries is under investigation with respect to the violation of any Laws, and to the knowledge of Endeavour there are no facts or circumstances which could form the basis for any such violation.
          (b) Endeavour and its Subsidiaries possess all certifications, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses and operations, except where the failure to posses such permits would not, individually or in the aggregate, have or would not reasonably be expected to have more than a de minimis effect on the business or operations of Endeavour or its Subsidiaries, and neither Endeavour nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such certifications, authorizations or permits.
          (c) Except as otherwise disclosed in the Endeavour SEC Documents, Endeavour and each of its Subsidiaries (i) is in material compliance with all applicable Laws relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) have not generated, manufactured, treated, stored or disposed of any hazardous substances on any owned or operated (or previously owned or operated) real property, except in material compliance with Environmental Laws, (iii) are not liable in any material respect for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) are not subject to any pending material claims relating to Environmental Laws.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER
     Each Purchaser, severally and not jointly, represents and warrants to Endeavour with respect to itself, on and as of the date of this Agreement, as follows:
     Section 4.01. Valid Existence. Such Purchaser (i) is duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own, lease, use or operate its Properties and carry on its business as its business is now being conducted, except where the failure to obtain such licenses, authorizations, consents and approvals would not have or would not reasonably be expected to have a Purchaser Material Adverse Effect.
     Section 4.02. No Breach. The execution, delivery and performance by such Purchaser of the Basic Documents to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Basic Documents to which it is a party, and compliance by such Purchaser with the terms and provisions hereof and thereof and the purchase of the Purchased Common Stock by such Purchaser do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to such Purchaser or any of its Properties, (b) conflict with or result in a violation or breach of any provision of the organizational documents of such Purchaser or (c) require any consent (other than standard internal consents), approval or notice under or result in a violation or breach of or constitute

(with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any note, bond, mortgage, license, or loan or credit agreement to which such Purchaser is a party or by which such Purchaser or any of its Properties may be bound or (ii) any other such agreement, instrument or obligation, except in the case of clauses (a) and (c) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 4.02 would not, individually or in the aggregate, have or reasonably be expected to have a Purchaser Material Adverse Effect.
     Section 4.03. Investment. The Purchased Common Stock is being acquired for such Purchaser’s own account, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser represents and warrants are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Common Stock or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities Laws of the United States of America or any state, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Common Stock under a registration statement under the Securities Act and applicable state securities Laws or under an exemption from such registration available thereunder (including, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Common Stock, such Purchaser understands and agrees (a) that it may do so only (i) in compliance with the Securities Act and applicable state securities Law, as then in effect, or pursuant to an exemption therefrom or (ii) in the manner contemplated by any registration statement pursuant to which such securities are being offered, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.
     Section 4.04. Nature of Purchaser. Such Purchaser (a) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Common Stock, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.
     Section 4.05. Receipt of Information; Authorization. Such Purchaser acknowledges that it has (a) had access to the Endeavour SEC Documents and (b) been provided a reasonable opportunity to ask questions of and receive answers from Representatives of Endeavour regarding such matters. Such Purchaser believes it is capable of evaluating the risks and merits of the purchase of the Common Stock.
     Section 4.06. Restricted Securities. Such Purchaser understands that the shares of Purchased Common Stock it is purchasing are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from Endeavour in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

In this connection, Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.
     Section 4.07. Certain Fees. No fees or commissions will be payable by such Purchaser to brokers, finders or investment bankers with respect to the sale of any of the Purchased Common Stock or the consummation of the transactions contemplated by this Agreement. Except as provided in Section 3.11 above, Endeavour will not be liable for any such fees or commissions. Such Purchaser agrees, severally and not jointly with the other Purchasers, that it will indemnify and hold harmless Endeavour from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or other similar fees or commissions incurred by such Purchaser or alleged to have been incurred by such Purchaser in connection with the purchase of Purchased Common Stock or the consummation of the transactions contemplated by this Agreement.
     Section 4.08. Legend. It is understood that the certificates evidencing the Purchased Common Stock initially will bear the following legend: “These securities have not been registered under the Securities Act of 1933. These securities may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or pursuant to an exemption from registration thereunder and, in the case of a transaction exempt from registration, unless sold pursuant to Rule 144 under such Act or the issuer has received documentation reasonably satisfactory to it that such transaction does not require registration under such Act.”
     Section 4.09. No Side Agreements. Except for the Registration Rights Agreement and any confidentiality agreements entered into by and between such Purchaser and Endeavour, there are no other agreements by, among or between Endeavour or its Affiliates, on the one hand, and such Purchaser or its Affiliates, on the other hand, with respect to the transactions contemplated hereby nor promises or inducements for future transactions between or among any of such parties.
     Section 4.10. Short Selling. Such Purchaser represents that it has not, and none of its Subsidiaries have, entered into any Short Sales of the Common Stock between the time it first began discussions with Endeavour or the Placement Agent about the transactions contemplated by this Agreement and the date hereof (it being understood that the entering into a total return swap that is exempt from registration under the Securities Act should not be considered a Short Sale of Common Stock).
ARTICLE V
COVENANTS
     Section 5.01. Taking of Necessary Action. From time to time after the date of this Agreement, without further consideration, Endeavour and each of the Purchasers shall use its commercially reasonable efforts to take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by the Basic Documents.
     Section 5.02. Non-Disclosure; Interim Public Filings. Endeavour shall, on or before 8:30 a.m., New York time, on or before the second Business Day following execution of this

Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby, but excluding the material terms of the Basic Documents. Before 8:30 a.m., New York time, on or before the second Business Day following the date of this Agreement, Endeavour shall file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement and the other Basic Documents and including as exhibits to such 8-K Filing this Agreement and the other Basic Documents, in the form required by the Exchange Act. Thereafter, Endeavour shall timely file any filings and notices required by the Commission or applicable Law with respect to the transactions contemplated hereby.
     Section 5.03. Use of Proceeds. Endeavour shall use the collective proceeds from the sale of the Purchased Common Stock to finance a portion of its 2010 capital budget.
     Section 5.04. Tax Information. Endeavour shall cooperate with the Purchasers and provide the Purchasers with any reasonably requested tax information related to their ownership of the Purchased Common Stock.
     Section 5.05. Short Selling Acknowledgement and Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of securities “against the box” prior to the effective date of a registration statement is a violation of Section 5 of the Securities Act. Each Purchaser agrees, severally and not jointly, that it will not and it will cause its Subsidiaries not to engage in any Short Sales that result in the disposition of the Common Stock acquired hereunder by the Purchaser until such time as the Registration Statement (as defined in the Registration Rights Agreement) is declared effective.
ARTICLE VI
INDEMNIFICATION, COSTS AND EXPENSES
     Section 6.01. Indemnification by Endeavour. Endeavour agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay and reimburse each of them for all costs, losses, liabilities, damages or expenses of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of or in any way related to (i) any actual or proposed use by Endeavour of the proceeds of any sale of the Purchased Common Stock or (ii) the breach of any of the representations, warranties or covenants of Endeavour contained herein.
     Section 6.02. Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify Endeavour and its Representatives (collectively, “Endeavour Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings

(including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay and reimburse each of them for all costs, losses, liabilities, damages or expenses of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of or in any way related to the breach of any of the covenants of such Purchaser contained herein; provided, however, that the liability of each Purchaser shall not be greater in amount than such Purchaser’s Commitment Amount.
     Section 6.03. Indemnification Procedure. Promptly after any Endeavour Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) becomes aware of or has received notice of any indemnifiable claim hereunder, or the commencement of any action or proceeding by a third party, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and/or the settlement thereof. Such cooperation shall include furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or settlement within a reasonable time or failed to employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the Indemnified Party.
ARTICLE VII
MISCELLANEOUS
     Section 7.01. Interpretation. Article, Section, Schedule and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever Endeavour has an obligation under the Basic Documents, the expense of complying with such obligation shall be an expense of Endeavour unless otherwise specified. Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified. If any provision in the Basic Documents is held to be illegal, invalid, not binding or unenforceable, such provision shall be fully severable and the Basic Documents shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of the Basic Documents, and the remaining provisions shall remain in full force and effect. The Basic Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
     Section 7.02. Survival of Provisions. The representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement indefinitely. The covenants made in this Agreement or any other Basic Document shall survive the closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Common Stock and payment therefor and repayment, conversion, exercise or repurchase thereof. All indemnification obligations of Endeavour and the Purchasers pursuant to Section 3.11, Section 4.07 and Article VI of this Agreement shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the Parties referencing the particular Article or Section, regardless of any purported general termination of this Agreement.
     Section 7.03. No Waiver; Modifications in Writing.
          (a) Delay. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at Law or in equity or otherwise.
          (b) Specific Waiver. Except as otherwise provided in this Agreement or the Registration Rights Agreement, no amendment, waiver, consent, modification or termination of any provision of this Agreement or any other Basic Document shall be effective unless signed by each of the Parties or each of the original signatories thereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Basic Document, any waiver of any provision of this Agreement or any other Basic Document and any consent to any departure by Endeavour from the terms of any provision of this Agreement or any other Basic Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Party in any case shall entitle any Party to any other or further notice or demand in similar or other circumstances.
     Section 7.04. Binding Effect; Assignment.
          (a) Binding Effect. This Agreement shall be binding upon Endeavour, each Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and as provided in Article VI, and their respective successors and permitted assigns.
          (b) Assignment of Purchased Common Stock. All or any portion of a Purchaser’s Purchased Common Stock purchased pursuant to this Agreement may be sold, assigned or pledged by such Purchaser, subject to compliance with applicable securities Laws and the Registration Rights Agreement.
          (c) Assignment of Rights. Each Purchaser may assign all or any portion of its rights and obligations under this Agreement without the consent of Endeavour or the other Parties hereto to any Affiliate of such Purchaser, and the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights or obligations and shall agree to be bound by the provisions of this Agreement. Except as expressly permitted by this Section 7.04(c), such rights and obligations may not otherwise be transferred except with the prior written consent of Endeavour (which consent shall not be unreasonably withheld), in which case the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights or obligations and shall agree to be bound by the provisions of this Agreement.
     Section 7.05. Confidentiality and Non-Disclosure. Notwithstanding anything herein to the contrary, each Purchaser that has executed a confidentiality agreement in favor of Endeavour shall continue to be bound by such confidentiality agreement in accordance with the terms thereof until Endeavour discloses on Form 8-K with the Commission the transactions contemplated hereby.
     Section 7.06. Communications. All notices and demands provided for hereunder shall be in writing and shall be given by regular mail, registered or certified mail, return receipt requested, facsimile, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the following addresses:
          (a) If to a Purchaser, to the address set forth under such Purchaser’s signature block to this Agreement.

          (b) If to Endeavour:
Endeavour International Corporation
1001 Fannin, Suite 1600
Houston, Texas 77002 Attention: J. Michael Kirksey
Facsimile: (713) 307-8794
Email: Mike.Kirksey@endeavourcorp.com
with a copy to:
Vinson & Elkins RLLP
CityPoint, 33rd Floor
One Ropemaker Street
London EC2Y 9UE
Attention: S. Griffith Aldrich
Facsimile: 44.20.7065.6001
Internet electronic mail: galdrich@velaw.com
or to such other address as Endeavour or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery or via electronic mail.
     Section 7.07. Removal of Legend. Endeavour shall remove the legend described in Section 4.08 from the certificates evidencing the Purchased Common Stock at the request of a Purchaser submitting to Endeavour such certificates, together with such other documentation as may be requested by Endeavour or required by its Transfer Agent, unless Endeavour, with the advice of counsel, reasonably determines that such removal is inappropriate. Endeavour shall cooperate with such Purchaser to effect removal of such legend.
     Section 7.08. Entire Agreement. This Agreement and the other Basic Documents are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto and thereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by Endeavour or a Purchaser set forth herein or therein. This Agreement and the other Basic Documents supersede all prior agreements and understandings between the Parties with respect to such subject matter.
     Section 7.09. Governing Law. This Agreement will be construed in accordance with and governed by the Laws of the State of Texas without regard to principles of conflicts of Laws.
     Section 7.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
     Section 7.11. Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and Endeavour shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the other Basic Documents or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or Endeavour or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or Endeavour or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers and Endeavour under this Agreement or the other Basic Documents or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.
PURCHASER:
Smedvig QIF PLC

By:	/s/ Odd Torland
Name:	Odd Torland
Title:	Chairman

Address:	39/40 Upper Mount Street
Dublin 2
Ireland
Attention:	John Thore Olsen
Facsimile:	+47 51 50 96 42
Email:	jto@smedvig.no
[Signature Page to Purchase Agreement]

PURCHASER:
Pelmer Securities S.A.

By:	/s/ Laurent Galiotto
Name:	Laurent Galiotto
Title:	Director

By:	/s/ P.A. Wavre
Name: Title:	P.A. Wavre Director

Address:	Road Town, Pasea Estate
Tortola
British Virgin Islands
[Signature Page to Purchase Agreement]

PURCHASER:
C.A. Pontine Paus

By:	/s/ Espen Stavdal
Name:	Espen Stavdal
Title:	Attorney-in-Fact

Address:	c/o As Toluma
Strandveien 20, P.O. Box 33
1324 Lysaker, Norway
Attention:	Espen Stavdal
Facsimile:	+4767584380
Email:	espen.stavdal@wilhelsen.com
[Signature Page to Purchase Agreement]

PURCHASER:
C.V. Olympia Paus

By:	/s/ Espen Stavdal
Name:	Espen Stavdal
Title:	Attorney-in-Fact

Address:	c/o As Toluma
Strandveien 20, P.O. Box 33
1324 Lysaker, Norway
Attention:	Espen Stavdal
Facsimile:	+4767584380
Email:	espen.stavdal@wilhelsen.com
[Signature Page to Purchase Agreement]

PURCHASER:
Cecilie Paus

By:	/s/ Espen Stavdal
Name:	Espen Stavdal
Title:	Attorney-in-Fact

Address:	c/o As Toluma
Strandveien 20, P.O. Box 33
1324 Lysaker, Norway
Attention:	Espen Stavdal
Facsimile:	+4767584380
Email:	espen.stavdal@wilhelsen.com
[Signature Page to Purchase Agreement]

PURCHASER:
John N. Seitz

By:	/s/ John N. Seitz
Name:	John N. Seitz

Address:	1001 Fannin Street
Suite 1600
Houston, Texas 77002
Attention:	John N. Seitz
Facsimile:	(713) 307-8794
[Signature Page to Purchase Agreement]

PURCHASER:
William L. Transier

By:	/s/ William L. Transier
Name:	William L. Transier

Address:	1001 Fannin Street
Suite 1600
Houston, Texas 77002
Attention:	William L. Transier
Facsimile:	(713) 307-8794
[Signature Page to Purchase Agreement]

PURCHASER:
Nancy K. Quinn

By:	/s/ Nancy K. Quinn
Name:	Nancy K. Quinn

Address:	1001 Fannin Street
Suite 1600
Houston, Texas 77002
Attention:	Nancy K. Quinn
Facsimile:	(713) 307-8794
[Signature Page to Purchase Agreement]

PURCHASER:
James Ventures, L.P.

By:	/s/ Robert Alpert
Name:	Robert Albert
Title:	General Partner

Address:	12802 N. Scottsdale
Scottsdale, AZ 85254
Attention:	Robert Alpert
Facsimile:	(480) 609-0926
Email:	Robert@danro.com
[Signature Page to Purchase Agreement]

PURCHASER:

James W. Christmas

By:	/s/ James W. Christmas

Name:	James W. Christmas

Address:	1089 Oceanfront
East Atlantic Beach, NY 11561-1100
[Signature Page to Purchase Agreement]

PURCHASER:

Scott Andrews

By:	/s/ Scott Andrews

Name:	Scott Andrews

Address:	38 Wakerobin Court
The Woodlands, TX 77380-3900
[Signature Page to Purchase Agreement]

PURCHASER:

William Roger Clemens

By:	/s/ William Roger Clemens

Name:	William Roger Clemens

Address:	230 Westcott, Suite 122
Houston, Texas 77007
[Signature Page to Purchase Agreement]

PURCHASER:

Anne Linday Cohn Holstead

By:	/s/ Anne Lindsay Cohn Holstead

Name:	Anne Lindsay Cohn Holstead

Address:	800 Bering Drive, Suite 210
Houston, TX 77057-2130
[Signature Page to Purchase Agreement]

PURCHASER:

Bobby Smith Cohn

By:	/s/ Bobby Smith Cohn

Name:	Bobby Smith Cohn

Address:	800 Bering Drive, Suite 210
Houston, TX 77057-2130

Attention:	Bobby Smith Cohn
Facsimile:	sam (713) 978-6296
[Signature Page to Purchase Agreement]

PURCHASER:

Courtney Cohn Hopson Separate Account

By:	/s/ Courtney Cohn Hopson

Name:	Courtney Cohn Hopson

Address:	800 Bering Drive, Suite 210
Houston, TX 77057-2130
[Signature Page to Purchase Agreement]

PURCHASER:

Elizabeth Kirby Cohn McCool Separate Property

By:	/s/ Elizabeth Kirby Cohn McCool

Name:	Elizabeth Kirby Cohn McCool

Address:	800 Bering Drive, Suite 210
Houston, TX 77057-2130

Attention:	Elizabeth Kirby Cohn McCool
Facsimile:	sam (713)978-6296
[Signature Page to Purchase Agreement]

PURCHASER:

Morton A. Cohn

By:	/s/ Morton A. Cohn

Name:	Morton A. Cohn

Address:	800 Bering Drive, Suite 210
Houston, TX 77057-2130

Attention:	Morton A. Cohn
Facsimile:	sam (713) 978-6296
[Signature Page to Purchase Agreement]

PURCHASER:

M. St. John Dinsmore

By:	/s/ M. St. John Dinsmore

Name:	M. St. John Dinsmore

Address:	5524 Sturbridge
Houston, TX 77065
[Signature Page to Purchase Agreement]

PURCHASER:

Don Sanders and Tanya J. Drury TTEES FBO Tanya Jo Drury Trust

By:	/s/ Tanya Drury

Name:	Tanya Drury

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:

Luke J. Drury TTE Luke J. Drury Non-Exempt Trust

By:	/s/ Luke Drury

Name:	Luke Drury

Address:	11519 St. Germain Way
Houston, TX 77082
[Signature Page to Purchase Agreement]

PURCHASER:

Mark Drury TTEE FBO Mark J. Drury Non-Exempt Trust

By:	/s/ Mark Drury

Name:	Mark Drury

Address:	3929 Marlowe
Houston, TX 77005
[Signature Page to Purchase Agreement]

PURCHASER:

Matthew Drury TTEE FBO Matthew J. Drury Non-Exempt Trust

By:	/s/ Matthew Drury

Name:	Matthew Drury

Address:	280 Bunker Hill
Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:

Tanya J. Drury

By:	/s/ Tanya Drury

Name:	Tanya Drury

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:

Dan L. Duncan

By:	/s/ Dan L. Duncan

Name:	Dan L. Duncan

Address:	1100 Louisiana, 18th floor
Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:

Johnnie S. Haak Living Trust UAD 08/04/08, Johnnie S. Haak TTEE

By:	/s/ Johnnie S. Haak

Name:	Johnnie S. Haak
Title:	Trustee

Address:	131 Sabine Drive
Georgetown, TX 78628-2657
[Signature Page to Purchase Agreement]

PURCHASER:

Russell Hardin, Jr.

By:	/s/ Russell Hardin, Jr.

Name:	Russell Hardin, Jr.

Address:	1401 McKinney, Suite 2250
Houston, TX 77010

Attention:	Russell Hardin
Facsimile:	(7130 652-9800
[Signature Page to Purchase Agreement]

PURCHASER:

Edward F. Heil

By:	/s/ Edward F. Heil

Name:	Edward F. Heil

Address:	8052 Fisher Island Drive
Miami Beach, FL 33109
[Signature Page to Purchase Agreement]

PURCHASER:

Marge Lutz SUCC TTEE FBO Edward F. Heil, Jr. TTEE UAD 12/01/83

By:	/s/ Marge Lutz

Name:	Marge Lutz
Title:	Succ Trustee

Address:	8052 Fisher Island Drive
Miami Beach, FL 33109
[Signature Page to Purchase Agreement]

PURCHASER:

Marge Lutz SUCC TTEE FBO Karen Heil Trustee UAD 12/01/83

By:	/s/ Marge Lutz

Name:	Marge Lutz
Title:	Succ Trustee

Address:	8052 Fisher Island Drive
Miami Beach, FL 33109
[Signature Page to Purchase Agreement]

PURCHASER:

Marge Lutz SUCC TTEE FBO Sandra Heil Trustee UAD 12/01/83

By:	/s/ Marge Lutz

Name:	Marge Lutz
Title:	Succ Trustee

Address:	8052 Fisher Island Drive
Miami Beach, FL 33109
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Richard Thomas Jacky Pershing LLC As Custodian Rollover Account

By:	/s/ Richard Thomas Jacky

Name:	Richard Thomas Jacky
Title:	Custodian

Address:	3741 Nottingham Street
Houston, TX 77005-2025
[Signature Page to Purchase Agreement]

PURCHASER:

Richard Thomas Jacky

By:	/s/ Richard Thomas Jacky

Name:	Richard Thomas Jacky

Address:	3741 Nottingham
Houston, TX 77005-2025
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO: Nancy G. Kinder/Pershing LLC as Custodian (Roth Account)

By:	/s/ Nancy G. Kinder

Name:	Nancy G. Kinder
Title:	Custodian

Address:	2929 Lazy Lane
Houston, TX 77019

Attention:	Nancy G. Kinder
Facsimile:	(713) 529-0946
[Signature Page to Purchase Agreement]

PURCHASER:

Nancy G. Kinder

By:	/s/ Nancy G. Kinder

Name:	Nancy G. Kinder

Address:	2929 Lazy Lane
Houston, TX 77019

Attention:	Nancy G. Kinder
Facsimile:	(713) 529-0946
[Signature Page to Purchase Agreement]

PURCHASER:
Richard D. Kinder

By:	/s/ Richard D. Kinder
Name:	Richard D. Kinder

Address:	2929 Lazy Lane
Houston, TX 77019

Attention:	Richard D. Kinder
Facsimile:	(713) 529-0946
[Signature Page to Purchase Agreement]

PURCHASER:
IRA FBO Gerald Kissner Pershing LLC as Custodian

By:	/s/ Gerald Kissner
Name:	Gerald Kissner
Title:	Custodian

Address:	1719 Cottage Landing
Houston, TX 77077-1924
[Signature Page to Purchase Agreement]

PURCHASER:
IRA FBO Erik Klefos Pershing LLC as Custodian Rollover Account

By:	/s/ Erik S. Klefos/IRA
Name:	Erik S. Klefos
Title:	Custodian

Address:	600 Travis, Suite 5800
Houston, TX 77002

Attention:	Erik S. Klefos
Facsimile:	(713) 250-4295
[Signature Page to Purchase Agreement]

PURCHASER:
Brian Kuhn

By:	/s/ Brian Kuhn
Name:	Brian Kuhn

Address:	3168 Mockingbird Knoll
La Verne, CA 91750-2368

Attention:	Brian Kuhn
Facsimile:	(909) 596-4919
[Signature Page to Purchase Agreement]

PURCHASER:
Trust No. 3 UAD 12/23/03, Marge Lutz TTEE FBO Wm Hunter Heil

By:	/s/ Marge Lutz
Name:	Marge Lutz
Title:	Trustee

Address:	8052 Fisher Island Drive
Miami Beach, FL 33109
[Signature Page to Purchase Agreement]

PURCHASER:
IRA FBO Scott M. Marshall Pershing LLC as Custodian

By:	/s/ Scott M. Marshall
Name:	Scott M. Marshall
Title:	Custodian

Address:	108 N.W. Hackberry Street Lees
Summit, MO 64064-1435
[Signature Page to Purchase Agreement]

PURCHASER:
Scott Marshall and Rose Anna Marshall Jt. Ten.

By:	/s/ Scott Marshall
Name:	Scott Marshall
Title:	Joint Tenant

By:	/s/ Rose Anna Marshall
Name:	Rose Anna Marshall
Title:	Joint Tenant

Address:	108 N.W. Hackberry Street
Lees Summit, MO 64064-1435
[Signature Page to Purchase Agreement]

PURCHASER:
Bruce R. McMaken

By:	/s/ Bruce R. McMaken
Name:	Bruce R. McMaken

Address:	2235 Bissonnet
Houston, TX 77005

Attention:	Bruce R. McMaken
Facsimile:	(713) 250-4294
[Signature Page to Purchase Agreement]

PURCHASER:
Charles R. Ofner and Diane Ofner

By:	/s/ Charles R. Ofner
Name:	Charles R. Ofner

By:	/s/ Diane Ofner
Name:	Diane Ofner

Address:	2187 Troon Road
Houston, TX 77019

Attention:	Charles R. Ofner
Facsimile:	(713) 942-9722
Email:	cofner@charlesofner.com
[Signature Page to Purchase Agreement]

PURCHASER:
Nolan Ryan

By:	/s/ Nolan Ryan
Name:	Nolan Ryan

Address:	3434 E. Palm Valley Blvd.
Round Rock, TX 78664
Attention:	Nolan Ryan
Facsimile:	(512) 334-2278
[Signature Page to Purchase Agreement]

PURCHASER:
Brad D. Sanders

By:	/s/ Brad D. Sanders
Name:	Brad D. Sanders

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:
Bret D. Sanders

By:	/s/ Bret D. Sanders
Name:	Bret D. Sanders

Address:	600 Travis, Suite 5800 Houston, TX 77002

Attention:	Bret D. Sanders
Facsimile:	(713) 224-1101
[Signature Page to Purchase Agreement]

PURCHASER:
Christine M. Sanders

By:	/s/ Christine M. Sanders
Name:	Christine M. Sanders

Address:	600 Travis, Suite 5800 Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:
IRA FBO Don A. Sanders Pershing LLC as Custodian

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:	Custodian

Address:	600 Travis, Suite 5800 Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:
IRA FBO Katherine U. Sanders/Pershing LLC as Custodian

By:	/s/ Katherine U. Sanders
Name:	Katherine U. Sanders
Title:	Custodian

Address:	600 Travis, Suite 5800 Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:
Laura K. Sanders

By:	/s/ Laura K. Sanders
Name:	Laura K. Sanders

Address:	600 Travis, Suite 5800 Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER
Sanders Opportunity Fund (Institutional), L.P.

By:	/s/ Don A. Sanders
Name:	Don A. Sanders

Address:	600 Travis, Suite 3100 Houston, Texas 77002
[Signature Page to Purchase Agreement]

PURCHASER:
Sanders Opportunity Fund, L.P.

By:	/s/ Don A. Sanders
Name:	Don A. Sanders

Address:	600 Travis, Suite 3100 Houston, TX 77002
[Signature Page to Purchase Agreement]

PURCHASER:
Steve Scott

By:	/s/ Steve Scott
Name:	Steve Scott

Address:	634 Sandlewood Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:
Grant E. Sims and Patricia Sims JT TEN

By:	/s/ Grant E. Sims
Name:	Grant E. Sims
Title:	Joint Tenant

By:	/s/ Patricia Sims
Name:	Patricia Sims
Title:	Joint Tenant

Address:	11505 Quail Hollow Lane Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:
Coy H. Squyres

By:	/s/ Coy H. Squyres
Name:	Coy H. Squyres

Address:	3741 Nottingham Street Houston, TX 77005-2025
[Signature Page to Purchase Agreement]

PURCHASER:
Irene M. Squyres Family trust UAD 06/16/97, Coy H. Squyres TTEE

By:	/s/ Coy H. Squyres
Name:	Coy H. Squyres
Title:	Trustee

Address:	3741 Nottingham Street Houston, TX 77005-2025
[Signature Page to Purchase Agreement]

PURCHASER:

Platinum Business Investment Company, Ltd.

By:

Name:

Title:

Address:	1213 Terrace Highway
Broussard, LA 70518

Attention:

Facsimile:	(337) 262-7713
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Lara M. Tate Pershing LLC as Custodian

By:	/s/ Lara Tate
Name:	Lara Tate
Title:	Custodian

Address:	12402 Huntingwich
Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Paul R. Tate Pershing LLC as Custodian

By:	/s/ Paul R. Tate
Name:	Paul R. Tate
Title:	Custodian

Address:	12402 Huntingwich
Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:

Paul Tate and Lara M. Tate TIC

By:	/s/ Paul Tate
Name:	Paul Tate
Title:	Tenant In Common

By:	/s/ Lara Tate
Name:	Lara Tate
Title:	Tenant In Common

Address:	12402 Huntingwich
Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:

Don Weir and Julie Ellen Weir Tenants in Common

By:	/s/ Don Weir
Name:	Don Weir
Title:	Tenant in Common

By:	/s/ Julie Ellen Weir
Name:	Julie Ellen Weir
Title:	Tenant in Common

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Purchase Agreement]

PURCHASER:

Eric Glenn Weir

By:	/s/ Eric Glenn Weir
Name:	Eric Glenn Weir

Address:	12211 Mossycup
Houston, TX 77021
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Eric Weir Pershing LLC as Custodian

By:	/s/ Eric GlennWeir
Name:	Eric GlennWeir

Address:	12211 Mossycup
Houston, TX 77021
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Julie E. Weir Pershing LLC As Custodian

By:	/s/ Julie E. Weir
Name:	Julie E. Weir
Title:	Custodian

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Lisa Dawn Weir Pershing LLC as Custodian

By:	/s/ Lisa Dawn Weir
Name	Lisa Dawn Weir
Title:	Custodian

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Purchase Agreement]

PURCHASER:

IRA FBO Shannon Weir Pershing LLC as Custodian

By:	/s/ Shannon Weir
Name:	Shannon Weir
Title:	Custodian

Address:	12211 Mossycup
Houston, TX 77024
[Signature Page to Purchase Agreement]

PURCHASER:

Katherine U. Sanders Children Trust Dtd. 2003/Don Weir Trustee

By:	/s/ Don Weir
Name:	Don Weir
Title:	Trustee

Address:	600 Travis, Suite 5800
Houston, TX 77002
Attention:	Don Weir
[Signature Page to Purchase Agreement]

PURCHASER:

Lisa Dawn Weir

By:	/s/ Lisa Dawn Weir
Name:	Lisa Dawn Weir

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Purchase Agreement]

PURCHASER:

Edwin Freedman

By:	/s/ Edwin Freedman
Name:	Edwin Freedman

Address:	5159 Loch Lomond
Houston, TX 77096-2629
[Signature Page to Purchase Agreement]

     Agreed to and accepted by Endeavour as of the date first written above.

ENDEAVOUR INTERNATIONAL CORPORATION

By:	/s/ J. Michael Kirksey
J.Michael Kirksey
Executive Vice President and
Chief Financial Officer
[Signature Page to Purchase Agreement]

Schedule 2.01
PURCHASERS AND COMMITMENT AMOUNTS
Price per share of Purchased Common Stock: $0.90

		Gross
		Proceeds
Purchaser	Common Stock	to Issuer
Smedvig QIF Plc	5,555,556	$5,000,000.40
Goldman, Sachs & Co. FBO John Seitz IRA	444,444	$399,999.60
MLPF & S Custodian FBO Mr. William L. Transier IRA, FBO Mr. William L. Transier , Account 5TX-28079	450,000	$405,000.00
Mrs. Cecilie Paus	1,111,111	$999,999.90
Ms. Caroline Victoria Olympia Paus	555,556	$500,000.40
Ms. Cecilie Alexandra Pontine Paus	555,556	$500,000.40
Nancy K. Quinn	166,666	$149,999.40
Pelmer Securities S.A.	3,333,333	$2,999,999.70
Anne Lindsay Cohn Holstead	111,111	$99,999.90
Bobby Smith Cohn	111,111	$99,999.90
Brad D. Sanders	55,556	$50,000.40
Bret D. Sanders	55,556	$50,000.40
Brian Kuhn	333,333	$299,999.70
Bruce R. McMaken	16,667	$15,000.30
Charles R. Ofner and Dianne Ofner TEN COM	166,667	$150,000.30
Christine M. Sanders	111,111	$99,999.90
Courtney Cohn Hopson Separate Account	111,111	$99,999.90
Coy H. Squyres	222,222	$199,999.80
Dan L. Duncan	277,778	$250,000.20
Don Sanders and Tanya J. Drury TTEES FBO Tanya Jo Drury Trust	166,667	$150,000.30
Don Weir and Julie Ellen Weir Ten In Com	33,333	$29,999.70
Edward F. Heil	555,556	$500,000.40
Edwin Freedman	200,000	$180,000.00
Elizabeth Kirby Cohn McCool Separate Property	111,111	$99,999.90
Eric Glenn Weir	55,556	$50,000.40
Grant E. Sims and Patricia Sims JT TEN	55,556	$50,000.40
IRA FBO Don A. Sanders Pershing LLC as Custodian	444,444	$399,999.60
IRA FBO Eric Weir Pershing LLC as Custodian	1,667	$1,500.30
IRA FBO Erik Klefos Pershing LLC as Custodian Rollover Account	20,000	$18,000.00
IRA FBO Gerald Kissner Pershing LLC as Custodian	25,000	$22,500.00
IRA FBO Julie E. Weir Pershing LLC As Custodian	7,778	$7,000.20
IRA FBO Lara M. Tate Pershing LLC as Custodian	3,333	$2,999.70
IRA FBO Lisa Dawn Weir Pershing LLC as Custodian	3,333	$2,999.70
IRA FBO Nancy G. Kinder Pershing LLC As Custodian Roth Account	27,778	$25,000.20
IRA FBO Paul R. Tate Pershing LLC as Custodian	3,333	$2,999.70
IRA FBO Richard Thomas Jacky Pershing LLC as Custodian Rollover Account	115,000	$103,500.00
IRA FBO Scott M. Marshall Pershing LLC as Custodian	150,000	$135,000.00

Schedule 2.01

		Gross
		Proceeds
Purchaser	Common Stock	to Issuer
IRA FBO Shannon Weir Pershing LLC as Custodian	1,667	$1,500.30
IRA FBO: Katherine U. Sanders/Pershing LLC as Custodian	388,889	$350,000.10
Irene M. Squyres Family Trust UAD 06/16/97, Coy H. Squyres TTEE	275,000	$247,500.00
James Ventures, L.P.	555,556	$500,000.40
James W. Christmas	222,222	$199,999.80
Johnnie S. Haak Living Trust UAD 08/04/08, Johnnie S. Haak TTEE	50,000	$45,000.00
Katherine U. Sanders Children Trust Dtd. 2003 / Don Weir Trustee	444,444	$399,999.60
Laura K. Sanders	222,222	$199,999.80
Lisa Dawn Weir	22,222	$19,999.80
Luke J. Drury TTEE Luke J. Drury Non-Exempt Trust	111,111	$99,999.90
M. St. John Dinsmore	55,556	$50,000.40
Marge Lutz SUCC TTEE FBO Karen Heil Trustee UAD 12/01/83	277,778	$250,000.20
Marge Lutz SUCC TTEE FBO Edward F. Heil, Jr. TTEE UAD 12/01/83	277,778	$250,000.20
Marge Lutz SUCC TTEE FBO Sandra Heil Trustee UAD 12/01/83	277,778	$250,000.20
Mark Drury TTEE FBO Mark J. Drury Non-Exempt Trust	83,333	$74,999.70
Matthew Drury TTEE FBO Matthew J. Drury Non-Exempt Trust	111,111	$99,999.90
Morton A. Cohn	166,667	$150,000.30
Nancy G. Kinder	44,444	$39,999.60
Nolan Ryan	222,222	$199,999.80
Paul Tate and Lara M. Tate TIC	44,444	$39,999.60
Platinum Business Investment Company, Ltd.	333,333	$299,999.70
Richard D. Kinder	277,778	$250,000.20
Richard Thomas Jacky	25,000	$22,500.00
Russell Hardin, Jr.	333,333	$299,999.70
Sanders Opportunity Fund (Institutional), L.P.	1,420,028	$1,278,025.20
Sanders Opportunity Fund, L.P.	441,083	$396,974.70
Scott Andrews	110,000	$99,000.00
Scott Marshall and Rose Anna Marshall Jt. Ten	50,000	$45,000.00
Steve Scott	166,667	$150,000.30
Tanya J. Drury	166,667	$150,000.30
Trust No. 3 UAD 12/23/03, Marge O. Lutz TTEE FBO Wm Hunter Heil	277,778	$250,000.20
William Roger Clemens	277,778	$250,000.20

Total	23,457,779	$21,112,001.10

Schedule 2.01

Exhibit A
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
ENDEAVOUR INTERNATIONAL CORPORATION
AND
THE PURCHASERS NAMED HEREIN
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 4, 2010, is made and entered into by and among Endeavour International Corporation, a Nevada corporation (“Endeavour”), and the purchasers named in Schedule A to this Agreement (each such purchaser a “Purchaser” and, collectively, the “Purchasers”).
     WHEREAS, this Agreement is made in connection with the Closing of the issuance and sale of the Purchased Common Stock pursuant to the Common Stock Purchase Agreement, dated as of February 4, 2010, by and among Endeavour and the Purchasers (the “Purchase Agreement”);
     WHEREAS, Endeavour has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and
     WHEREAS, it is a condition to the obligations of each Purchaser and Endeavour under the Purchase Agreement that this Agreement be executed and delivered.
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:
     “Agreement” has the meaning specified therefor in the introductory paragraph.
     “Endeavour” has the meaning specified therefor in the introductory paragraph.
     “Effectiveness Period” has the meaning specified therefor in Section 2.01(a)(i) of this Agreement.
     “File Date” has the meaning specified in Section 2.01(a)(i) of this Agreement.

Exhibit A

     “Holder” means the record holder of any Registrable Securities.
     “Liquidated Damages” has the meaning specified therefor in Section 2.01(c) of this Agreement.
     “Liquidated Damages Multiplier” means the product of $0.90 times the number of Common Stock purchased by such Purchaser.
     “Losses” has the meaning specified therefor in Section 2.06(a) of this Agreement.
     “Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
     “Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.
     “Registrable Securities” means: (i) the Purchased Common Stock and (ii) any Common Stock issued as Liquidated Damages pursuant to this Agreement, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.
     “Registration Expenses” has the meaning specified therefor in Section 2.05(a) of this Agreement.
     “Registration Statement” has the meaning specified therefor in Section 2.01(a)(i) of this Agreement.
     “Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
     “Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
     Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security when: (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) such Registrable Security can be disposed of pursuant to Rule 144(b) (or any similar provision then in force) under the Securities Act; (d) such Registrable Security is held by Endeavour or one of its Subsidiaries; or (e) such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

Exhibit A-2

ARTICLE II
REGISTRATION RIGHTS
     Section 2.01 Registration.
          (a) Registration.
               (i) Deadline To Go Effective. Within sixty (60) days of this Agreement (the 60th such day herein referred to as the “File Date”), Endeavour shall prepare and file a registration statement under the Securities Act to permit the resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force) with respect to all of the Registrable Securities (the “Registration Statement”). A Registration Statement filed pursuant to this Section 2.01 shall be on such appropriate registration form of the Commission as shall be selected by Endeavour. Endeavour will use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act until the earlier of (i) the date as of which all such Registrable Securities are sold by the Purchasers or (ii) the date when such Registrable Securities become eligible for resale under Rule 144(b) (or any similar provision then in force) under the Securities Act (the “Effectiveness Period”). The Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
               (ii) Effective Date. Endeavour shall use commercially reasonable efforts to ensure that the Registration Statement required by Section 2.01 of this Agreement is declared effective within 30 days after the File Date.
          (b) Delay Rights. Notwithstanding anything to the contrary contained herein, Endeavour may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement, but such Selling Holder may settle any such sales of Registrable Securities) if (i) Endeavour is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Endeavour determines in good faith that Endeavour’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) Endeavour has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of Endeavour, would materially adversely affect Endeavour; provided, however, in no event shall any such suspension period exceed an aggregate of 90 days in any 180-day period or 150 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Endeavour shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Exhibit A-3

          (c) Rights to Liquidated Damages. If (i) the Holders shall be prohibited from selling their Registrable Securities under the Registration Statement as a result of a suspension pursuant to Section 2.01(b) of this Agreement in excess of the periods permitted therein or (ii) the Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment to the Registration Statement, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, Endeavour shall owe the Holders a payment with respect to the Purchased Common Stock of each such Holder of 0.25% of the Liquidated Damages Multiplier per 30-day period for the first 30 days following the suspension or period in which the Registration Statement ceased to be effective, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”), following (x) the date on which the suspension period exceeded the permitted period under 2.01(b) of this Agreement or (y) the day after the Registration Statement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty. For purposes of this Section 2.01(c), a suspension shall be deemed lifted on the date that notice that the suspension has been lifted is delivered to the Holders pursuant to Section 3.01 of this Agreement.
     Section 2.02 Sale Procedures. In connection with its obligations under this Article II, Endeavour will, as expeditiously as possible:
          (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;
          (b) promptly notify each Selling Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;
          (c) immediately notify each Selling Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness

Exhibit A-4

of the Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Endeavour of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Endeavour agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
          (d) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
          (e) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
          (f) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by Endeavour are then listed;
          (g) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Endeavour to enable the Selling Holders to consummate the disposition of such Registrable Securities; and
          (h) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement.
          (i) Each Selling Holder, upon receipt of notice from Endeavour of the happening of any event of the kind described in Section 2.02(c) of this Agreement, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of copies of the supplemented or amended prospectus contemplated by Section 2.02(c) of this Agreement or until it is advised in writing by Endeavour that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Endeavour, such Selling Holder will deliver to Endeavour (at Endeavour’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
     If requested by a Purchaser, Endeavour shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser

Exhibit A-5

reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement.
     Section 2.03 Cooperation by Holders. Endeavour shall have no obligation to include in the Registration Statement Common Stock of a Holder who has failed to timely furnish such information that, in the opinion of counsel to Endeavour, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
     Section 2.04 Restrictions on Public Sale by Holders of Registrable Securities. For a period of 365 days from the Closing Date, each Holder of Registrable Securities who is included in the Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities during the 30-day period following completion of an Underwritten Offering of equity securities by Endeavour (except as provided in this Section 2.04); provided, however, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other Common Stockholder of Endeavour on whom a restriction is imposed in connection with such public offering. In addition, the provisions of this Section 2.04 shall not apply with respect to a Holder that owns $5 million or less of Purchased Common Stock, based on the Commitment Amounts.
     Section 2.05 Expenses.
          (a) Certain Definitions. “Registration Expenses” means all expenses incident to Endeavour’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 hereof or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and the NYSE Amex fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel and independent public accountants for Endeavour, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.
          (b) Expenses. Endeavour will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. In addition, except as otherwise provided in Section 2.06 hereof, Endeavour shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

Exhibit A-6

     Section 2.06 Indemnification.
          (a) By Endeavour. In the event of an offering of any Registrable Securities under the Securities Act pursuant to this Agreement, Endeavour will indemnify and hold harmless each Selling Holder thereunder, its officers, members, managers, directors, partners, employees, agents and other representatives, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its officers, members, managers, partners, directors, employees, agents and other representatives, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder, officer, member, manager, partner, director, employee, agent, other representative, underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Endeavour will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Selling Holder, its directors or officers or any underwriter or controlling Person in writing specifically for use in the Registration Statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such Selling Holder, its directors or officers or any underwriter or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
          (b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Endeavour, its directors and officers, and each Person, if any, who controls Endeavour within the meaning of the Securities Act or of the Exchange Act, and its directors and officers, to the same extent as the foregoing indemnity from Endeavour to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the net proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
          (c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in

Exhibit A-7

writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent the indemnifying party is materially prejudiced by such omission. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the indemnified party.
          (d) Contribution. If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of net proceeds received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or

Exhibit A-8

defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
          (e) Other Indemnification. The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
     Section 2.07 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Endeavour agrees to use its commercially reasonable best efforts to:
          (a) make and keep public information regarding Endeavour available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
          (b) file with the Commission in a timely manner all reports and other documents required of Endeavour under the Securities Act and the Exchange Act at all times from and after the date hereof; and
          (c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Endeavour, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
     Section 2.08 Transfer or Assignment of Registration Rights. The rights to cause Endeavour to register Registrable Securities granted to the Purchasers by Endeavour under this Article II may be transferred or assigned by any Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that, (a) unless such transferee is an Affiliate of such Purchaser, each such transferee or assignee holds Registrable Securities representing at least $5 million of the Purchased Common Stock, based on the Commitment Amounts, (b) Endeavour is given written notice prior to any such transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.
     Section 2.09 Limitation on Subsequent Registration Rights. From and after the date hereof, Endeavour shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, (i) enter into any agreement with any current or future holder of any securities of Endeavour that would allow such current or future holder to require Endeavour to include securities in any registration statement filed by Endeavour on a basis that is superior to the piggyback rights granted to the Purchasers hereunder or (ii) grant registration rights to any other Person that would be superior to the Purchasers’ registration rights hereunder.

Exhibit A-9

ARTICLE III
MISCELLANEOUS
     Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
          (a) if to Purchaser, to the address set forth under that Purchaser’s signature block in accordance with the provisions of this Section 3.01;
          (b) if to a transferee of Purchaser, to such Holder at the address provided pursuant to Section 2.08 hereof; and
          (c) if to Endeavour, at 1001 Fannin, Suite 1600, Houston, Texas 77002 (facsimile: (713) 307-8794), notice of which is given in accordance with the provisions of this Section 3.01.
     All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or electronic mail; and when actually received, if sent by courier service or any other means.
     Section 3.02 Successor and Assigns This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
     Section 3.03 Recapitalization, Exchanges, Etc. Affecting the Common Stock The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all stock of Endeavour or any successor or assign of Endeavour (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, stock splits, recapitalizations and the like occurring after the date of this Agreement.
     Section 3.04 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction, specific performance or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction, specific performance or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
     Section 3.05 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Exhibit A-10

     Section 3.06 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     Section 3.07 Governing Law. The Laws of the State of New York shall govern this Agreement without regard to principles of conflict of Laws.
     Section 3.08 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
     Section 3.09 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Endeavour set forth herein. This Agreement, the Purchase Agreement and any confidentiality agreements pertaining to the sale of the Purchased Common Stock supersede all prior agreements and understandings between the parties with respect to such subject matter.
     Section 3.10 Amendment. This Agreement may be amended only by means of a written amendment signed by Endeavour and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
     Section 3.11 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
     Section 3.12 Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and Endeavour shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the Purchase Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers

Exhibit A-11

under this Agreement or the Purchase Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.
[The remainder of this page is intentionally left blank]

Exhibit A-12

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

PURCHASER:

By:
Name:
Title:

Address:

Attention:
Facsimile:
Email:

[Signature Page to Registration Rights Agreement]

     Agreed to and accepted by Endeavour as of the date first written above.

ENDEAVOUR INTERNATIONAL CORPORATION
By:
J. Michael Kirksey
Executive Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

SCHEDULE A
Smedvig QIF Plc

Goldman, Sachs & Co. FBO John Seitz IRA

MLPF & S Custodian FBO Mr. William L. Transier IRA, FBO Mr. William L. Transier, Account 5TX-28079

Mrs. Cecilie Paus

Ms. Caroline Victoria Olympia Paus

Ms. Cecilie Alexandra Pontine Paus

Nancy K. Quinn

Pelmer Securities S.A.

Anne Lindsay Cohn Holstead

Bobby Smith Cohn

Brad D. Sanders

Bret D. Sanders

Brian Kuhn

Bruce R. McMaken

Charles R. Ofner and Dianne Ofner TEN COM

Christine M. Sanders

Courtney Cohn Hopson Separate Account

Coy H. Squyres

Dan L. Duncan

Don Sanders and Tanya J. Drury TTEES FBO Tanya Jo Drury Trust

Don Weir and Julie Ellen Weir Ten In Com

Edward F. Heil

Edwin Freedman

Elizabeth Kirby Cohn McCool Separate Property

Eric Glenn Weir

Grant E. Sims and Patricia Sims JT TEN

IRA FBO Don A. Sanders Pershing LLC as Custodian

IRA FBO Eric Weir Pershing LLC as Custodian

IRA FBO Erik Klefos Pershing LLC as Custodian Rollover Account

IRA FBO Gerald Kissner Pershing LLC as Custodian

IRA FBO Julie E. Weir Pershing LLC As Custodian

IRA FBO Lara M. Tate Pershing LLC as Custodian

IRA FBO Lisa Dawn Weir Pershing LLC as Custodian

IRA FBO Nancy G. Kinder Pershing LLC As Custodian Roth Account

IRA FBO Paul R. Tate Pershing LLC as Custodian

IRA FBO Richard Thomas Jacky Pershing LLC as Custodian Rollover Account

IRA FBO Scott M. Marshall Pershing LLC as Custodian

IRA FBO Shannon Weir Pershing LLC as Custodian

IRA FBO: Katherine U. Sanders/Pershing LLC as Custodian

Irene M. Squyres Family Trust UAD 06/16/97, Coy H. Squyres TTEE

James Ventures, L.P.

James W. Christmas

Johnnie S. Haak Living Trust UAD 08/04/08, Johnnie S. Haak TTEE

Katherine U. Sanders Children Trust Dtd. 2003 / Don Weir Trustee

Laura K. Sanders

Lisa Dawn Weir

Luke J. Drury TTEE Luke J. Drury Non-Exempt Trust

M. St. John Dinsmore

Marge Lutz SUCC TTEE FBO Karen Heil Trustee UAD 12/01/83

Marge Lutz SUCC TTEE FBO Edward F. Heil, Jr. TTEE UAD 12/01/83

Marge Lutz SUCC TTEE FBO Sandra Heil Trustee UAD 12/01/83

Mark Drury TTEE FBO Mark J. Drury Non-Exempt Trust

Matthew Drury TTEE FBO Matthew J. Drury Non-Exempt Trust

Morton A. Cohn

Nancy G. Kinder

Nolan Ryan

Paul Tate and Lara M. Tate TIC

Platinum Business Investment Company, Ltd.

Richard D. Kinder

Richard Thomas Jacky

Russell Hardin, Jr.

Sanders Opportunity Fund (Institutional), L.P.

Sanders Opportunity Fund, L.P.

Scott Andrews

Scott Marshall and Rose Anna Marshall Jt. Ten

Steve Scott

Tanya J. Drury

Trust No. 3 UAD 12/23/03, Marge O. Lutz TTEE FBO Wm Hunter Heil

William Roger Clemens

Exhibit B
ENDEAVOUR INTERNATIONAL CORPORATION
SECRETARY’S CERTIFICATE
February 4, 2010
     Reference is made to that certain Common Stock Purchase Agreement, dated as of February 4, 2010, by and among Endeavour International Corporation, a Nevada corporation (the “Company”) and the Purchasers party thereto (the “Purchase Agreement”). Terms that are defined in the Purchase Agreement and that are used but not defined herein have the respective meanings given to them in the Purchase Agreement. I, Andrea F. Quinlan, hereby certify that I am the duly elected, qualified and acting Corporate Secretary of the Company; and that as such I am familiar with the facts herein certified and am authorized to certify the same and do further certify, in such capacity, that:
     1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Amended and Restated Articles of Incorporation of the Company (including all amendments, if any, thereto), certified by the Secretary of State of the State of Nevada, as in full force and effect on February 4, 2010 and at all times thereafter to and including the date hereof (the “Articles of Incorporation”). No other amendments to such Articles of Incorporation have been authorized by the members or Board of Directors of the Company and such Articles of Incorporation is in full force and effect as of the date hereof.
     2. No proceedings have been instituted or are pending, or, to the best of my knowledge, are threatened or contemplated, for the dissolution or liquidation of the Company or that would threaten its corporate existence or forfeit its limited corporate rights or franchises.
     3. Attached hereto as Exhibit 2 is a true, correct and complete copy of the Amended and Restated Bylaws of the Company, as amended and in full force and effect on the date hereof.
     4 Attached hereto as Exhibit 3 is a true, correct and complete copy of resolutions duly and validly adopted by the Board of Directors, and the Pricing Committee thereof, of the Company at meetings on January 18, 2010, February 1, 2010 and February 3, 2010, a copy of which has been duly filed with the minutes of the proceedings of such Board of Directors or Pricing Committee, as applicable. Such resolutions have not been modified, amended, rescinded or revoked, and the same are in full force and effect on the date hereof and are within the power of the Board of Directors and the Pricing Committee thereof to pass as provided in the Articles of Incorporation.
     5. The following persons are duly elected or appointed and acting officers of the Company, holding the respective offices set forth opposite their names below, and the signatures set forth opposite their names below are their true and genuine signatures:

Exhibit B-1

Name	Office	Specimen Signature
J. Michael Kirksey	Executive Vice President
and Chief Financial Officer

Robert L. Thompson	Senior Vice President
and Chief Accounting Officer
          6. Each of the foregoing officers and the undersigned is authorized pursuant to the resolutions attached hereto, as officers of the Company, to execute and deliver, for and on behalf of the Company, the Purchase Agreement, the Registration Rights Agreement, any confidentiality agreements and all certificates, notices, communications and other documents required or permitted to be given by or on behalf of the Company in connection with the transactions contemplated thereby.
          7. This certificate and the specimen signatures contained herein may be executed in one or more counterparts, none of which need contain the signatures of all persons, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first set forth above.

ENDEAVOUR INTERNATIONAL CORPORATION
By:
Andrea F. Quinlan
Corporate Secretary

     I, Robert L. Thompson, Senior Vice President and Chief Accounting Officer of the Company, hereby certify that the signature of Andrea F. Quinlan set forth above is a true, correct and genuine signature of such person, and that such person is the duly elected or appointed, qualified and acting Corporate Secretary of the Company.

Robert L. Thompson Senior Vice President and Chief Accounting Officer

[Signature Page to Endeavour International Corporation Secretary’s Certificate]

EXHIBIT 1
ARTICLES OF INCORPORATION

EXHIBIT 2
BYLAWS

EXHIBIT 3
RESOLUTIONS